SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 10, 2003
                                                           --------------

                           STRATTEC SECURITY CORPORATION
                           -----------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)

                    0-25150                       39-1804239
                    -------                       ----------
            (Commission File Number)     (I.R.S. Employer I.D. Number)


            3333 West Good Hope Road
                Milwaukee,  WI                           53209
            ------------------------                     -----
      (Address of Principal Executive Offices)         (Zip Code)

                                 (414) 247-3333
                                 --------------
              (Registrant's telephone number; including area code)

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Item  7.  Financial  Statements,  Pro  Forma  Financial Information and Exhibits
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     (c)     Exhibits

          99.1--Press Release of STRATTEC SECURITY CORPORATION, issued April 10,
               2003.


Item  9.  Regulation  FD  Disclosure  and  Item  12.  Results  of Operations and
--------------------------------------------------------------------------------
Financial  Condition
--------------------

     On April 10, 2003, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing results for the fiscal third quarter ended March 30, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STRATTEC  SECURITY  CORPORATION
Date:  April  10,  2003
                                            BY    /s/ Patrick J. Hansen
                                               ---------------------------------
                                               Patrick J. Hansen, Vice President
                                                 and Chief Financial Officer

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